[EXHIBIT 10.24]

                                RESTATED MORTGAGE NOTE


          $400,000.00                                   Rochester, New York


               FOR VALUE RECEIVED, the undersigned, DEAL ROAD ASSOCIATES, L.P., with an office c/o Kravetz Realty, Inc., 150 Linden Oaks Drive, Suite C, Rochester, New York 14625 (hereinafter called "Borrower"), promises to pay FIRST NATIONAL BANK OF ROCHESTER, a national banking association, or order, (hereinafter called "Lender") at its principal office at 35 State Street, Rochester, New York, or at such other place as may be designated in writing by the holder of this Restated Mortgage Note ("Mortgage Note" or "Note"), the sum of FOUR HUNDRED THOUSAND and 00/100 DOLLARS ($400,000.00), in lawful money of the United States, or so much as may be advanced, referred to as "principal sum", with interest thereon to be computed from the date hereof, or of each advance, at the rate of eight and three quarters percent (8.75%) per annum.

               Interest only on the unpaid principal sum, from the date of this Note to December 31, 1996 shall be due and payable the date of this Note.

               Commencing on the first day of February, 1997, installments of principal and interest shall be paid in the sum of $3,997.79 based upon an amortization period of fifteen (15) years, and a like amount on the first day of each and every month thereafter until the principal sum and interest are fully paid; said monthly payments to be applied first to the payment of accrued interest at the above rate and the balance to be applied to the reduction of the principal sum. The entire principal sum evidenced hereby, if not sooner paid, shall be due and payable on January 1, 2002.


               The rate of interest set forth herein shall continue in effect until all sums owed Lender are paid in full.

               The rate of interest shall not exceed that permitted by applicable Federal and New York State law.

               Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

               If for any reason whatsoever this Note is prepaid in part or in full within one (1) year from the date hereof, a prepayment fee of five percent (5.0%) of the original amount of the principal sum will be charged. Beginning with the second loan year, the prepayment fee shall be reduced by one percent (1.0%) each year. A loan year begins on the date this Mortgage Note is executed and on each anniversary thereof.

               In the event any payment due hereunder shall remain unpaid for more than ten days, the holder hereof may collect a late charge in the amount of $50.00 or 6.0% of said payment, whichever is greater, to cover its extra handling expense.

               If this Note is referred to attorneys for collection, all parties now or hereafter personally liable for the indebtedness hereby evidenced, jointly and severally agree to pay, the principal and interest due, all costs and expenses, including reasonable attorneys' fees, incurred by the holder hereof, with or without the institution of an action or proceeding.

               The rate of interest hereunder shall increase to three percent (3.0%) above the rate of interest then applicable to this Note upon the maturity date of this Note or upon an event of default under this Note or the Mortgage securing the Note.

               This Note is secured by a Mortgage and Consolidation Agreement ("Mortgage") of even date herewith on property known as 520 Panorama Trail, Penfield, Monroe County, New York
          ("Property").

               In the event the Debt Service Coverage Ratio ("DSCR"), as defined below, for the Property at any time is less than 1.0 ("Minimum DSCR"), as reasonably determined by the Lender, the Lender may, by written notice to Mortgagor, require a payment toward principal so as to achieve the Minimum DSCR. In such event, the applicable prepayment fee shall not be collected by Lender, and the monthly payment of principal and interest shall be recalculated based upon the reduced principal sum and the remaining amortization period. DSCR shall mean Net Income (as defined below) divided by annual payments of principal and interest pursuant to this Note. Net Operating Income shall mean annual rental income available after payment of annual real estate taxes, utilities, management fees, repairs, maintenance, property insurance, reasonable salaries, reasonable administrative expenses, and other normal operating expenses, exclusive of depreciation amortization and interest expense.

               This Note is being delivered solely for the purpose of modifying, amending and restating the terms of the notes which are secured by the Mortgage. This Note does not create a new or additional indebtedness or obligation other than the principal indebtedness or obligation secured by or which under any contingency may be secured by the Mortgage.

               It is hereby expressly agreed, that the principal sum secured by this Note shall become due at the option of the holder thereof on the happening of any default or event by which under the terms of the Mortgage, the principal sum may or shall become due and payable; also, that all of the covenants, conditions and agreements contained in the Mortgage are hereby made part of this instrument.

               Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

               This Note shall be governed by and construed in accordance with the laws of the State of New York.

               In the event any one or more of the provisions of the Note shall for any reason be invalid, illegal or unenforceable in whole or in part, then only such provision or provisions shall be deemed to be null and void and of no force or effect, but shall not affect any other provision of the Note.

               This Note may not be changed or terminated orally.

               Signed and sealed as of the 3rd day of December, 1996.

                                        DEAL ROAD ASSOCIATES, L.P.

                                        BY:  KUSKIN ADVISORS, INC.
                                             GENERAL PARTNER

                                        BY: s/Laurie Kuskin
                                             Laurie Kuskin, President

          STATE OF NEW JERSEY )
          COUNTY OF MONMOUTH  )    ss:

                    On this 27th day of November, 1996, before me personally came Laurie Kuskin, to me known and known to me to be the President of Kuskin Advisors, Inc. the general partner of Deal Road Associates, L.P., the partnership described in, and which executed the foregoing instrument, and who acknowledged that she executed the foregoing Instrument for and on behalf of said partnership.

                                        s/Deborah A. Maretzky

                                             Notary Public
                                        Notary Public State of New Jersey
                                          Qualified in Ocean County
                                        Commission Expires October 28, 1999

                                       MORTGAGE
                             WITH CONSOLIDATION AGREEMENT

               This Mortgage, made as of the 3rd day of December, 1996 between DEAL ROAD ASSOCIATES, L.P., with an office c/o Kravetz Realty, Inc., 150 Linden Oaks Drive, Suite C, Rochester, New York 14625 (herein called the "Mortgagor"), and FIRST NATIONAL BANK OF ROCHESTER, a national banking association with its principal office at 35 State Street, Rochester, Monroe County, New York, (herein called the "Mortgagee").

               W I T N E S S E T H, to secure the payment of an indebtedness in the sum of TWO HUNDRED FIFTY-FOUR THOUSAND NINETY-TWO AND 76/100 DOLLARS ($254,092.76) lawful money of the United States (or so much as may be advanced) to be paid with interest thereon to be computed from the date hereof, to be paid according to a certain bond, note, or obligation bearing even date herewith ("Note"), the Mortgagor hereby mortgages to the Mortgagee the premises described in Schedule "A" attached hereto and made a part hereof (herein called the "Mortgaged Premises" or "Premises").

               TOGETHER with all the right, title and interest of the Mortgagor in and to any and all unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter obtained by the Mortgagor on the Mortgaged Premises,

               TOGETHER with the appurtenances and all the estate and rights of the Mortgagor in and to said Premises,

               TOGETHER with all and singular the tenements, hereditaments, and appurtenances belonging or in any way appertaining to said Premises, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof.

               TOGETHER with and including any and all strips and gores of land adjoining or abutting said Premises,

               TOGETHER with all right, title, and interest of the Mortgagor in and to the land lying in the bed of any street, road, avenue or alley, open or proposed, in front of, running through or adjoining said Premises,

               TOGETHER with all buildings, structures, and improvements now or at any time hereafter erected, constructed or situated upon the Premises, and apparatus, fixtures, chattels, and articles of personal property now or hereafter attached to or used in connection with said Premises, including but not limited to furnaces, boilers, oil boilers, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air-conditioning and sprinkler systems, wash-tubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, plants and shrubbery and all other equipment and machinery, appliances, fittings and fixtures of every kind in or used in the operation of the buildings standing on said Premises, together with any and all replacements thereof and additions thereto,

               TOGETHER with all awards heretofore and hereafter made to the Mortgagor for taking by eminent domain the whole or any part of said Premises or any easement therein, including any awards for changes of grade of streets, which said awards are hereby assigned to the Mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the mortgage debt, except as otherwise provided in this Mortgage, notwithstanding the fact that the amount owing thereof may not then be due and payable; and the Mortgagor hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose or assigning said awards to the Mortgagee, free, clear, and discharged of any encumbrances of any kind or nature whatsoever,

          The Mortgagor covenants with the Mortgagee that:


               PAY INDEBTEDNESS. The Mortgagor will pay the indebtedness secured hereby with interest thereon as herein provided and according to the Note, and if default shall be made in the payment of part thereof, the Mortgagee shall have power to sell the Mortgaged Premises according to law.


               INSURANCE. The Mortgagor will keep the buildings on the Premises and the fixtures and articles of personal property covered by the Mortgage insured against loss by fire and other hazards, casualties and contingencies, including flood insurance if required by law, regulation or Mortgagee, for the benefit of the Mortgagee in an amount not less than the unpaid principal balance due hereunder. The fire insurance policy as required hereby shall contain the usual extended coverage endorsement and shall provide for twenty (20) days written notice to Mortgagee prior to cancellation. Mortgagor will maintain liability insurance in minimum amounts of $1,000,000.00 per occurrence for bodily injury and $100,000.00 for property damage. In addition thereto the Mortgagor within thirty (30) days after notice and demand will keep the Premises insured against any other hazard that may reasonably be required by law, regulation or Mortgagee. The Mortgagor will assign and deliver said policies to the Mortgagee and the Mortgagor will reimburse the Mortgagee for any premiums paid for the insurance made by the Mortgagee on the Mortgagor's default in so insuring the buildings or in so assigning and delivering the policies. All the provisions of this paragraph or of any other provisions of the Mortgage pertaining to fire insurance or any other additional insurance which may be required hereunder shall be construed in accordance with Section 254 Subdivision 4 of the New York Real Property Law. Notwithstanding the provisions of the aforesaid Section 254, Subdivision 4, the Mortgagor consents that the Mortgagee may without qualification or limitation by virtue of said section, retain and apply the proceeds of any such insurance in satisfaction or reduction of the Mortgage, or it may at its election pay the same, either in whole or in part, to the Mortgagor or its successors or assigns for the repair or replacement of the buildings or of the insured articles of personal property or for any other purpose or object reasonably satisfactory to the holder of the Mortgage, and if the Mortgagee shall receive and retain such insurance money, the lien of the Mortgage shall be affected only by a reduction of the amount of such lien by the amount of such insurance money received and retained by the Mortgagee.

               Notwithstanding the foregoing election available to Mortgagee, the proceeds of such insurance shall be made available to Mortgagor if, at the time such proceeds are delivered to Mortgagee, there is no uncured default under the Note or this Mortgage and the loan to value ratio (i.e. the then unpaid principal balance pursuant to the Note divided by the value of the Premises as reasonably determined by Mortgagee) shall not be more than 75%. Mortgagee shall disburse such proceeds to Mortgagor upon completion of work and invoices therefor approved by Mortgagee, and any excess proceeds shall be utilized to reduce the unpaid principal sum secured by this Mortgage.


               ALTERATIONS, DEMOLITION OR REMOVAL. No building, fixtures or personal property covered by the Mortgage shall be removed, demolished, or substantially altered without the prior written consent of the Mortgagee.


               WASTE, MAINTENANCE AND REPAIRS. The Mortgagor will not commit any waste on the Premises or make any change in the use of the Premises which will in any way increase any ordinary fire or other hazard arising out of construction or operation. The Mortgagor will keep and maintain or cause to be kept and maintained all buildings and other improvements now or at any time hereafter erected upon or constituting any portion of the Mortgaged Premises, and the sidewalks and curbs abutting the same, in good order and condition and in a rentable and tenantable state or repair, and will make or cause to be made, as and when the same shall become necessary, all structural and non-structural exterior and interior, ordinary and extraordinary, foreseen and unforeseen repairs, renewals, and replacements necessary to that end. In the event that the Mortgaged Premises shall be damaged or destroyed in whole or in part, by fire or any other casualty, or in the event of a taking of a portion of the Mortgaged Premises as a result of any exercise of the power of eminent domain, the Mortgagor shall promptly restore, replace, rebuild or alter the same as nearly as possible to the condition they were in immediately prior to such fire, other casualty or taking, provided the proceeds of the condemnation or any insurance policy are made available to Mortgagor. Although damage to or destruction of the Mortgaged Premises, or any portion thereof, shall not of itself constitute a default hereunder, the failure of the Mortgagor to restore, replace, rebuild, or alter the same, as hereinabove provided, shall constitute a default hereunder. The Mortgagor covenants that it will give to the Mortgagee prompt written notice of any damage or injury to the Mortgaged Premises and will give like notice to the Mortgagee of the commencement of any condemnation proceeding affecting the whole or any portion of Mortgaged Premises. The Mortgagor shall have the right, at any time and from time to time, to remove and dispose of building service equipment which may have become obsolete or unfit for use or which is no longer useful in the operation of the building now or hereafter constituting a portion of the Mortgaged Premises. The Mortgagor agrees promptly to replace with other building service equipment, free of superior title, liens or claims, not necessarily of the same character but of at least equal usefulness and quality, any such building service equipment so removed or disposed of, except that, if by reason of technological or other developments in the operation and maintenance of buildings of the general character of the building constituting a portion of the Mortgaged Premises, no replacement of the building service equipment so removed or disposed of is necessary or desirable in the proper operation or maintenance of said building, the Mortgagor shall not be required to replace the same.


               TAXES, ASSESSMENTS, ETC. The Mortgagor will pay all taxes, assessments, insurance premiums, sewer rents, or water rates, and in default thereof, the Mortgagee may pay the same. Any sums so advanced by the Mortgagee shall bear interest at the maximum legal rate of interest at the time of such advance or at the highest rate of interest set forth herein or in the Note, whichever is greater, and any such sum and the interest thereon shall be a lien on said Premises, prior to any right, or title to, interest in or claim upon said Premises, or accruing subsequent to the lien of the Mortgage and shall be deemed secured hereby. Upon written request from Mortgagee, Mortgagor shall deliver to Mortgagee receipted tax bills showing payment of all taxes on the Premises within the applicable grace period.


               ESTOPPEL STATEMENT. The Mortgagor within ten (10) days upon request in person or within twenty (20) days upon request by mail will furnish a written statement duly acknowledged of the amount due on the Mortgage and whether any offsets or defenses exist against the Note and Mortgage.


               MORTGAGEE MAY CURE MORTGAGOR'S DEFAULTS. The Mortgagor covenants and agrees with the Mortgagee that the holder of the Mortgage may cure any default of Mortgagor on the Mortgage or any prior or subsequent mortgage, including payment of any installments of principal and interest or part thereof, and that all costs and expenses, including reasonable attorneys' fees together with interest thereon at the highest legal rate of interest at the time of such default or at the highest rate of interest set forth herein or in the Note secured by the Mortgage, whichever is the greater, paid by the Mortgagee in so curing said default, shall be repaid by the Mortgagor to the Mortgagee on demand and the same shall be deemed to be secured by the Mortgage and to be collectible in like manner as the principal sum.


               WARRANTY OF TITLE. The Mortgagor warrants the title to the Premises and will execute any further assurance of the title to the Premises as Mortgagee may require.


               LIEN LAW COVENANT.  The Mortgagor will, in compliance with
          Section 13 of the New York Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvements before using any part of the total of the same for any other purpose.


               ESCROW FOR TAXES/INSURANCE. The Mortgagee may request at any time after a default by Mortgagor in payment when due of property taxes and/or insurance premiums on the Mortgaged Premises that, in addition to the monthly payments of principal and interest, the Mortgagor will pay monthly to the Mortgagee on or before the first day of each and every calendar month, until the Note is fully paid, a sum equal to one-twelfth of the known or estimated yearly taxes, assessments, liens and charges levied or to be levied against the Mortgaged Premises and/or premiums for insurance held or required by Mortgagee. The Mortgagee shall hold such payments in trust without obligation to pay interest thereon, except such interest as may be made mandatory by law or regulation, to pay such taxes, assessments, liens, charges and insurance premiums within a reasonable time after they become due. If the total of payments made by the Mortgagor for taxes, assessments, liens, charges and insurance premiums shall exceed the amount of payments actually made by the Mortgagee, such excess shall be credited by the Mortgagee on subsequent payments to be made by the Mortgagor or refunded upon payment in full of the Note. If the total of payments made by the Mortgagor for taxes, assessments, liens, charges and insurance premiums shall not be sufficient to pay therefor, then the Mortgagor shall pay to the Mortgagee any amount necessary to make up the deficiency on or before the date when such amounts shall be due.


               LATE CHARGES. If any payment required to be made under the Mortgage or the note or the obligations secured by the Mortgage shall be overdue in excess of 10 days, a late charge of $.06 of each $1.00 so overdue or $50.00, whichever is greater, will be paid by the Mortgagor for the purpose of defraying the expenses incident to handling such delinquent payments.


               LEASES. Pursuant to the provisions of Section 291-f of the New York Real Property Law, the Mortgagor, except for residential leases with a term not exceeding one (1) year, shall not (a) amend, cancel, abridge, terminate, or otherwise modify any lease of said Premises or of any part thereof, or (b) accept prepayment of rent or installments of rent for more than one month in advance, without the written consent of the Mortgagee and in the event of any default under the terms of this paragraph the whole of said principal sum shall become due immediately upon the happening thereof at the option of the Mortgagee.

               In addition thereto, except for residential leases with a term not exceeding one (1) year, (a) the Mortgagor shall not make any new lease or lease renewal or extension (other than those the Mortgagor as landlord may be required to grant by the terms of an existing lease) without the prior written consent of the Mortgagee and (b) the Mortgagor shall furnish to the Mortgagee, within thirty (30) days after a request by the Mortgagee to do so, a written statement containing the names of all lessees of the Premises, the terms of their respective leases, the space occupied and the rentals payable thereunder.


               FINANCIAL STATEMENTS. The Mortgagor will furnish the Mortgagee with copies of its signed Federal Tax returns as they are timely filed, but not later than 120 days after the end of Mortgagor's fiscal year.

               Any guarantor(s) of payment of the indebtedness also shall provide Mortgagee with copies of their signed Federal Tax Returns as they are timely filed and with annual personal financial statements on forms provided by Mortgagee.

               The Mortgagee shall have the right to examine the financial records covering the operation of the Premises at least once a year or as often as the Mortgagee may require if the Mortgagor be in default.


               PREPAYMENT FEE. If for any reason whatsoever the indebtedness secured by the Mortgage is prepaid in part or in full within one (1) year from the date hereof, a prepayment fee of five percent (5.0%) of the original amount of the consolidated principal sum will be charged. Beginning with the second loan year, the prepayment fee shall be reduced by one percent (1.0%) each year. A loan year begins on the date the Mortgage is executed and on each anniversary thereof. The amount of such prepayment consideration shall be added to and secured by the Note and Mortgage and shall be recoverable by the Mortgagee in the same manner as the principal balance hereof, and in addition thereto, in any action brought either on the Note or for the foreclosure of the Mortgage.


               ACCELERATION OF PRINCIPAL ON TRANSFER, ETC. The principal sum with interest thereon shall become immediately due and payable, upon the voluntary or involuntary conveyance or transfer by operation of law or otherwise of all or any part of the Mortgaged Premises, or any interest or estate therein, including testate or intestate succession and conveyance by land contract. Acceptance of payments by the Mortgagee subsequent to any such conveyance, transfer, or encumbering shall not be deemed a waiver of any of the Mortgagee's rights.

               If the Mortgagor is a corporation, the sale, assignment, transfer, or other disposition of any stock by any party owning ten (10%) percent or more of the stock, of any corporation owning all or any part of the Mortgaged Premises or any other similar significant change in ownership of such stock or in the relative distribution thereof, by any method or means, whether by increased capitalization, merger with another corporation, corporate or other amendments, issuance of additional or new stock, reclassification of stock or otherwise shall be deemed a conveyance or transfer within the meaning of this provision.

               If the Mortgagor is a partnership, a sale or transfer by operation of law or otherwise of any partners' interest in the partnership or a change in the identity or composition of the partners of the Mortgagor shall be deemed a conveyance or transfer within the meaning of this provision.


               ACCELERATION OF PRINCIPAL ON DEFAULT, ETC. The whole of the principal sum and interest shall become due at the option of the Mortgagee, after (a) default in the payment of any installment of principal or of interest for thirty (30) days; or, (b) default in the payment of any tax, water rate, assessment, insurance premiums, or sewer rent for thirty (30) days after notice and demand or default after notice and demand either in assigning and delivering the policies insuring the buildings against any casualty or in reimbursing the Mortgagee for premiums paid on such insurance, as herein provided; or (c) default upon request in furnishing a statement of the amount due and whether any offsets or defenses exist against the mortgage debt, as provided herein in the Section entitled "Estoppel Statement"; or (d) failure to exhibit to the Mortgagee, within ten (10) days after demand, receipts showing payment of all taxes, water rates, sewer rents and assessments; or (e) the actual or alteration, demolition or removal of any building on the Premises without the written consent of the Mortgagee; or (f) the assignment of the rents of the Premises or any part thereof without the written consent of the Mortgagee; or (g) the buildings on said Premises are not maintained in reasonably good repair; or (h) failure to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Premises within two (2) months from the issuance thereof unless such requirement, order or notice is being lawfully challenged by Mortgagor and there is no risk of forfeiture of any of Mortgagor's rights in the Premises; or (i) refusal of two or more fire insurance companies lawfully doing business in the State of New York to issue policies insuring the buildings on the premises; or (j) the removal, demolition or destruction in whole or in part of any of the fixtures, chattels or articles of personal property covered hereby, unless the same are promptly replaced by similar fixtures, chattels and articles of personal property at least in quality and condition to those replaced, free from security interests or other encumbrances thereon and free from any reservation of title thereof; or (k) thirty (30) days notice to the Mortgagor, in the event of the passage of any law deducting from the value of land for the purposes of taxation any lien thereon, or changing in any way the laws for the taxation of mortgages or debts secured thereby for state or local purposes; or (1) the Mortgagor fails to keep, observe and perform any of the other covenants, conditions or agreements contained in the Mortgage; or (m) use of said Premises for any unlawful purpose or public or private nuisance; or (n) the Mortgagor commits or permits waste; or (o) any default under any mortgage or other lien on the Premises or any default under any other note, loan agreement or other instrument evidencing Mortgagor's indebtedness to Mortgagee; or (p) the Note becomes non-recourse to the Mortgagor.


               NOTICES. Notice and demand to or request upon the Mortgagor may be oral or in writing and, if in writing, may be served in person or by mail.


               APPOINTMENT OF RECEIVER. The Mortgagee, in any action to foreclose the Mortgage, shall be entitled, without notice or demand and without regard to the adequacy of any security for the indebtedness hereby or the solvency or insolvency of any person liable for the payment thereof, to the appointment of a receiver of the rents, issues and profits of the Mortgaged Premises.


               SALE IN ONE PARCEL. In case of a foreclosure sale, said Premises, or so much thereof as may be affected by the Mortgage, may be sold in one parcel, any provision of law to the contrary notwithstanding.


               ASSIGNMENT OF RENTS. The Mortgagor hereby absolutely and unconditionally assigns, transfers and conveys to the Mortgagee the rents, issues, and profits of the Premises as further security for the payment of the Note, it being the intention of Mortgagor and Mortgagee that this assignment be treated and construed as an absolute assignment and not an assignment for additional security only. The Mortgagor further grants to the Mortgagee the right to enter upon and to take possession of the Premises for the purpose of collecting the same and to let the Premises or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of the Note. This assignment and grant shall continue in effect until the Note is paid. The Mortgagee hereby waives the right to enter upon and to take possession of the Premises for the purpose of collecting the rents, issues, and profits, and the Mortgagor shall be entitled to collect and receive the rents, issues and profits as trustee for the benefit of Mortgagee and Mortgagor until default under any of the covenants, conditions, or agreements contained in the Mortgage; Mortgagor agrees to use such rents, issues and profits in payment of principal and interest and in payment of taxes, assessments, sewer rents, water rates, and carrying charges against the Premises, but such right of the Mortgagor may be revoked by the Mortgagee upon any default, on five (5) days written notice. The Mortgagor will not, without the written consent of the Mortgagee, receive or collect rent from any tenant of the Premises or any part thereof for a period of more than one month in advance, and in the event of any default under the Mortgage will pay monthly in advance to the Mortgagee, or to any receiver appointed to collect the rents, issues and profits, the fair and reasonable rental value for the use and occupation of the Premises or of such part thereof as may be in the possession of the Mortgagor, and upon default in any such payment will vacate and surrender the possession of the Premises to the Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings. Mortgagor shall and does hereby agree to indemnify and hold Mortgagee and its representatives harmless of and from any and all liability, loss of damage which Mortgagor or its representatives may or might incur under or by reason of (a) any tenant of the Premises, (b) this Mortgage, (c) any action taken by Mortgagee or its representatives hereunder, unless constituting willful misconduct, or (d) claims and demands which may be asserted against Mortgagee or its representatives by reason of any alleged obligations or undertakings on its or their part to perform or discharge any of the terms, covenants or agreements contained in any lease affecting the Premises. This Mortgage shall not operate to place upon Mortgagee any responsibility for the management, operation or maintenance of the Premises, and the execution of this Mortgage by Mortgagor shall constitute conclusive evidence that all responsibility for the management, operation and maintenance of the Premises is, shall be and shall remain that of Mortgagor, in the absence of the taking of actual possession of the Premises by Mortgagee. The provisions of the foregoing indemnification obligation shall survive the assignment or repayment of the Note, the assignment, satisfaction, foreclosure or other termination of this Mortgage and the sale or other transfer or conveyance of the Premises.


               SECURITY AGREEMENT. The Mortgage constitutes a security agreement under the Uniform Commercial Code and creates a security interest in all fixtures and equipment and other personal property (and the proceeds thereof) now or hereafter affixed to or constituting a portion of the Premises. Mortgagor shall execute, deliver, file and refile any financing statement, continuation statements, or other security agreements Mortgagee may require from time to time to confirm the lien of the Mortgage with respect to such property.


               ANTI-MARSHALLING. The Mortgagee may resort for the payment of any indebtedness, liability, or obligation secured hereby to its several securities therefor, in such order and manner as it may see fit, and the Mortgagee may maintain an action to foreclose the Mortgage notwithstanding the pendency of any action to recover any part of the indebtedness secured hereby, or the recovery of any judgment in such action. The Mortgagee shall not be required during the pendency of any action to foreclose the Mortgage, to obtain leave of any court in order to commence or maintain any other action to recover any part of the indebtedness secured hereby.

               The Mortgagee shall also have the right in the event of default under the Mortgage or the obligation secured hereby to proceed against any or all interests of the Mortgagor and the Mortgagor agrees that the Mortgagee shall have the right to elect in writing not to cut off any interest that any Mortgagor might have and in the event that Mortgagee shall so elect, Mortgagor agrees that all of its duties and obligations as to such interest shall continue.


               COMPLIANCE WITH LAWS, ETC. The Mortgagor will comply with, or cause compliance with, all present and future laws, ordinances, rules, regulations, zoning and other requirements of all governmental authorities whatsoever having jurisdiction of or with respect to the Mortgaged Premises or any portion thereof or the use or occupation thereof; provided, however, that the Mortgagor may postpone such compliance if and so long as the validity or legality of any such governmental requirement shall be contested by the Mortgagor, with diligence and in good faith, by appropriate legal proceedings.


               COMPLIANCE WITH ZONING, ETC. The Mortgagor covenants: (a) that the buildings and improvements now on the Mortgaged Premises are in full compliance with all applicable zoning codes, ordinances and regulations and deed restrictions, if any; and (b) that such compliance is based solely upon Mortgagor's ownership of such Premises, and not upon title to or interest in any other Premises; and (c) buildings or improvements hereafter constructed on such Premises shall be in compliance as in (a) and (b) hereof provided, shall lie wholly within the boundaries of such Premises and, shall be independent and self-contained operating units (except for utility lines and conduits coming directly to the Premises from a public road or from a private road an easement over which for the maintenance of such utilities is covered by the lien hereof.)


               LEGAL EXPENSES. If any action or proceeding be commenced (except an action to foreclose the Mortgage or to collect the debt secured thereby), to which action or proceeding the Mortgagee is made a party, or in which it becomes necessary to defend or uphold the lien of the Mortgage, all sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the rights and lien created by the Mortgage (including counsel fees), shall be paid by the Mortgagor, together with interest thereon at the legal rate of interest at the time of said payment or at the highest rate of interest set forth herein or in the Note secured by the Mortgage, whichever is greater, and any such sum and interest thereon shall be a lien on said Premises, prior to any right, or title to, interest in or claim upon said Premises attaching or accruing subsequent to the lien of the Mortgage, and shall be deemed to be secured by the Mortgage.

               If the Mortgage is referred to attorneys for collection or foreclosure, the Mortgagor shall pay all sums, including attorneys' fees, incurred by the Mortgagee, together with all statutory costs, disbursements, and allowances, with or without the institution of an action or proceeding. All such sums with interest thereon at the rate set forth herein shall be deemed to be secured by the Mortgage and collectible out of the Mortgaged Premises.


               CONDEMNATION AWARD. In the event of a condemnation award for a portion of the Premises payable to Mortgagee and Mortgagor, Mortgagee shall make the proceeds of such award available to Mortgagor if, at the time such proceeds are delivered to Mortgagee, there is no uncured default under the Note or this Mortgage and the loan to value ratio (i.e. the then unpaid principal balance pursuant to the Note divided by the value of the Premises as reasonably determined by Mortgagee) shall not be more than 75%. Mortgagee shall disburse such proceeds to Mortgagor upon completion of work and invoices therefor approved by Mortgagee, and any excess proceeds shall be utilized to reduce the unpaid principal sum secured by this Mortgage.


               INTEREST ON CONDEMNATION AWARD. In the event of condemnation, or taking by eminent domain, the Mortgagee shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest on the entire unpaid principal sum at the rate herein provided; the Mortgagor does hereby assign to the Mortgagee so much of the balance of the award payable by the condemning authority as is required to pay such total interest.


               INTEREST IN THE EVENT OF DEFAULT. If default be made in the payment of the said indebtedness when due, pursuant to the terms hereof, the Mortgagee shall be entitled to receive interest on the entire unpaid principal sum at the legal rate of interest at the time of such default or at the highest rate of interest set forth herein or in the Note secured by the Mortgage, whichever is the greater, to be computed from the due date and until the actual receipt and collection of the entire indebtedness. This charge shall be added to and shall be deemed secured by the Mortgage. The within clause, however, shall not be construed as an agreement or privilege to extend the Mortgage, nor as a waiver of any other right or remedy accruing to the Mortgagee by reason of any such default.


               RENT/BUSINESS INTERRUPTION INSURANCE. The Mortgagor will keep the buildings and improvements now erected or hereafter to be erected on the Mortgaged Premises and all personal property and fixtures covered by the Mortgage insured for the benefit of the Mortgagee against loss of rents or business income, as the case may be, by reason of fire or other casualties and in such amounts as may from time to time be reasonably required by the Mortgagee and in companies reasonably satisfactory to the Mortgagee, and will assign and deliver to the Mortgagee such policies of insurance.


               NO SECONDARY FINANCING. The Mortgagor will not, without the Mortgagee's prior written consent, mortgage (including the so-called "wrap-around mortgage"), pledge, assign, grant a security interest in, cause any lien or encumbrance to attach to or any levy to be made on the Mortgaged Premises except for (a) taxes and assessments not yet delinquent and (b) any mortgage, pledge, security interest, assignment or other encumbrance to the Mortgagee.


               BANKRUPTCY. Upon the making of an assignment for the benefit of creditors by, or upon the filing of a petition in bankruptcy by or against the Mortgagor, or any person or corporation who is the guarantor hereof or whose indebtedness is secured hereby, or upon the application for the appointment of a receiver of the property of the Mortgagor or any such person or corporation, or of the property of any person or corporation which may become and be owner of the Mortgaged Premises, or upon any act of insolvency or bankruptcy of the Mortgagor or any such person or corporation or of any such subsequent owner, or upon the legal incapacity of the Mortgagor or any such person or corporation or owner, or any of them, the whole of said indebtedness of every kind or nature held by the Mortgagee and now or hereafter secured hereby shall immediately become due and payable with interest thereon, and Mortgagor and any guarantor(s) hereby waive presentment, demand of payment, protest, notice of non-payment, and/or protest of any instrument on which the Mortgagor or such guarantors are or may become liable now or hereafter secured hereby, and the Mortgagor expressly agrees that the Mortgagee may release or extend the time of any party liable on any such obligation without notice and without affecting his obligation thereon or under this instrument.


               LIENS. The Premises shall be kept free and clear from any liens and/or encumbrances of any type and description after the date hereof. Upon the recording of any lien or encumbrance, and the same not having been cleared or bonded of record within thirty (30) days after filing thereof, the entire debt secured hereby shall immediately become due and payable.


               RIGHT TO INSPECT. The Mortgagee and any persons authorized by Mortgagee shall have the right to enter and inspect the Mortgaged Premises at all reasonable times during usual business hours.


               WAIVER. No waiver by the Mortgagee of the breach of any of the covenants contained in the Note, the Mortgage, or other loan document, or failure of the Mortgagee to exercise any option given to it, shall be deemed to be a waiver of any other breach of the same or any other covenant, or of its rights thereafter to exercise any such option.


               MODIFICATION. No change, amendment, modification, cancellation or discharge hereof, or any part hereof, shall be valid unless in writing and signed by the parties hereto or their respective successors and assigns.


               COVENANTS SHALL RUN WITH THE LAND, ETC. The covenants contained in the Mortgage shall run with the land and bind the Mortgagor, the heirs, personal representatives, successors and assigns of the Mortgagor and all subsequent owners, encumbrancers, tenants and subtenants of the Premises, and shall enure to the benefit of the Mortgagee, the personal representatives, successors and assigns of the Mortgagee and all subsequent holders of the Mortgage.


               PARTNERSHIP MORTGAGOR. The Mortgagor, if a partnership, covenants that it is duly formed and validly existing under the laws of the State of New York, and that execution of the Mortgage and related instruments is authorized by the partnership agreement and/or all partners.


               CONSOLIDATION/SPREADING AGREEMENT. The Mortgage is consolidated with prior existing mortgages according to Schedule B attached hereto and made a part hereof.


               ENVIRONMENTAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

               1. Except as otherwise disclosed in the Phase I Assessment referenced in the Indemnification Agreement (as hereinafter defined), Mortgagor makes the following representations and warranties which shall survive the closing of this loan:

                    A. Mortgagor is in compliance in all respects with all applicable federal, state and local laws, including, without limitation, those relating to toxic and hazardous substances and other environmental matters.

                    B. No portion of the Premises is being used or has been used at any previous time, for the disposal, storage, treatment, processing or other handling of any hazardous or toxic substances.

               2. Mortgagor agrees that Mortgagee or its agents or representatives may, at any reasonable time and at Mortgagor's expenses inspect Mortgagor's books and records and inspect and conduct any tests on the Property including taking soil samples in order to determine whether Mortgagor is in continuing compliance with all environmental laws and regulations.

               3. If any environmental contamination is found on the property for which any removal or remedial action is required pursuant to law, ordinance, order, rule, regulation or governmental action, Mortgagor agrees that it will at its sole cost and expense remove or take such remedial action promptly and to Mortgagee's satisfaction.

               4. Mortgagor agrees to defend, indemnify and hold harmless Mortgagee, its employees, agents, officers and directors from and against any claims, actions, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) of whatever kind or nature known or unknown contingent or otherwise arising out of or in any way related to:

                    A. The past or present disposal, release or threatened release of any hazardous or toxic substances on the Premises;

                    B. Any personal injury (including wrongful death or property damage, real or personal) arising out of or related to such hazardous or toxic substances;

                    C. Any lawsuit brought or threatened, settlement reached or government order given relating to such hazardous or toxic substances; and/or

                    D. Any violation of any law, order, regulation, requirement, or demand of any government authority, or any policies or requirements of Mortgagee, which are based upon or in any way related to such hazardous or toxic substances.

               5. Mortgagor knows of no on-site or off-site locations where hazardous or toxic substances from the operation of the facility on the Premises have been stored, treated, recycled or disposed of.

               6. Mortgagor agrees that it will conduct no excavations at the Premises unless it gives Mortgagee ten days' notice of its intention to do so. Mortgagor further agrees that it will not commence such excavation until Mortgagee has had the opportunity to sample and test at the excavation location if Mortgagee so desires. Should the testing results disclose the presence of hazardous or toxic substances which require removal and/or remedy under any environmental laws or regulations, the suspension of excavation activity at such location shall continue until the hazardous or toxic substances are removed and/or remedied to Mortgagee's reasonable satisfaction. Mortgagor shall pay for any and all reasonable costs for any such testing and removal and/or remedy conducted pursuant to this paragraph.

               7. Unless waived in writing by Mortgagee, the breach of any of the covenants and warranties contained in this section shall be an event of default under the Mortgage.

               8. For purposes of this section, "hazardous and toxic substances" includes, without limit, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the New York State Environmental Conservation Law, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant thereto. The provisions of this section shall be in addition to any other obligations and liabilities Mortgagor may have to Mortgagee at common law, and shall survive the transactions contemplated herein. Mortgagee may, at its option, require Mortgagor to carry adequate insurance, if available at a reasonable cost, to fulfill Mortgagor's obligations under this paragraph. Mortgagor's failure to obtain insurance within 30 days after being requested to do so by Mortgagee, shall constitute an event of default hereunder.

               9. When the terms and provisions contained in the foregoing Paragraphs 1-8 in any way conflict with the terms and provisions contained in a certain Environmental Compliance and Indemnification Agreement of even date herewith ("Indemnification Agreement"), the terms and provisions contained in the Indemnification Agreement shall prevail, and, in the event of any overlapping terms, covenants and conditions, insofar as possible, the terms, covenants and conditions contained herein and in the Indemnification Agreement shall both be applicable.


               TAX ON NOTE. That in the event that hereafter it is claimed by any governmental agency that any tax or other governmental charge or imposition is due, unpaid and payable by the Mortgagor or the Mortgagee upon the Note (other than a tax on the interest receivable by the Mortgagee thereunder), the Mortgagor will upon sixty (60) days prior written notice either (a) pay such tax and within a reasonable time thereafter deliver to the Mortgagee satisfactory proof of payment thereof or (b) deposit with the Mortgagee the amount of such claimed tax, together with interest and penalties thereon, pending an application for a review of the claim for such tax, and within a reasonable time, deliver to the Mortgagee either (i) evidence satisfactory to the Mortgagee that such claim of taxability has been withdrawn or defeated in which event any such deposit shall be returned to the Mortgagor or (ii) a direction from the Mortgagor to the Mortgagee to pay the same out of the deposit above mentioned, any excess due over the amount of said deposit to be paid by the Mortgagor directly to the taxing authority and any excess of such deposit over such payment by the Mortgagee to be returned promptly to the Mortgagor. Upon the failure of the Mortgagor to comply with the provisions of this Article, the whole of said principal sum and interest secured by the Mortgage shall at the option of the Mortgagee become due and payable. If liability for such tax is asserted against the Mortgagee, the Mortgagee will give to the Mortgagor prompt notice of such claim, and the Mortgagor, upon complying with the provisions of this Article, shall have full right and authority to contest such claim of taxability.


               COMPLIANCE WITH ARTICLE 31-B OF NEW YORK STATE TAX LAW.
          The Mortgagor will keep true and complete records pertaining to its acquisition of title to the Premises, all subsequent transfers of any interests in the Premises or any part thereof and all changes in the controlling interest (by way of changes in stock ownership, capital, profits, beneficial interest or otherwise) in the Mortgagor or any related entity which may hereafter own the Premises, including, but not limited to, a copy of the contract of sale, title report, deed, closing statement, transferor's affidavit, questionnaire or return, statement of tentative assessment and any other notices or determinations of tax received from the New York State Department of Taxation and Finance, transferor's supplemental return, the date and cost of all "capital improvements" made to the Premises or any part thereof and evidence of the payment of any real property transfer gains tax imposed by reason of Article 31-B of the New York State Tax Law and the filing of all reports and any other information or documentation required by the New York State Department of Taxation and Finance by reason of said Article or any regulations promulgated thereunder. All such records shall be made available to Mortgagee for inspection from time to time upon its request.

               If any real property transfer gains tax shall be due and payable upon the conveyance of the Premises pursuant to a judicial sale in any action, suit or proceeding brought to foreclose the Mortgage or deed in lieu of foreclosure, the Mortgagor will, at Mortgagee's request, (a) provide Mortgagee with a copy of all such records and will prepare, execute, deliver and file any affidavits, records questionnaires, returns or supplemental returns required of the Mortgagor, as transferor, including, but not limited to, a statement in affidavit form as to the "original purchase price" of the Premises and the cost of all "capital improvements" made to the Premises or any part thereof by the Mortgagor or any related entity and the date or dates on which such improvements were made and (b) pay or cause to be paid any real property transfer gains tax, together with interest and penalties thereon, which may be due and payable by reason of such conveyance. The Mortgagor hereby irrevocably appoints Mortgagee its agent and attorney-in-fact (which appointment shall be deemed to be an agency coupled with an interest), with full power of substitution in the Premises, to prepare, execute, deliver and file on its behalf any and all affidavits, questionnaires, returns and supplemental returns which the Mortgagor, as transferor, has failed or refused to execute and deliver to Mortgagee within 10 days after notice and request therefor by Mortgagee. In the event that the Mortgagor fails to pay any such tax, interest and penalties within 20 days after notice and demand for payment is given by Mortgagee, Mortgagee is hereby authorized to pay the same, and the amount thereof so paid by Mortgagee, together with all costs and expenses incurred by Mortgagee in connection with such payment, including, but not limited to, reasonable attorneys' fees and disbursements and interest on all such amounts, costs and expenses at the rate of one percent (1%) in excess of the rate specified in the Note, but in no event in excess of the maximum interest rate permitted by law, shall be paid by the Mortgagor to Mortgagee on demand. Until paid by the Mortgagor, all such amounts, costs and expenses, together with interest thereon, shall be secured by the Mortgage and may be added to the judgment in any suit brought by Mortgagee against the Mortgagor hereon.

               The foregoing shall not be applicable if the aforesaid
          Article 31-B does not pertain to the Premises.


               CONSTRUCTION. The word "Mortgagor" shall be construed as if it read "Mortgagors" and the "Mortgagee" shall be construed as if it read "Mortgagees" whenever the sense of the Mortgage so requires. This Mortgage shall be governed by and construed in accordance with the laws of the State of New York.


               CONFLICT WITH OTHER LOAN AGREEMENTS. Mortgagor represents and warrants to Mortgagee that the execution and delivery of this Mortgage and all related documents and the performance of any term, covenant, or condition herein provided in any agreement or instrument executed in connection therewith, have been duly authorized on behalf of the Mortgagor by all proper and necessary action, and are not in conflict with, or result in any breach of, or constitute a default under or violate:


               A. Any of the terms, conditions, or provisions of any agreement, lease or other instrument to which Mortgagor is a party or subject to; or,

               B. Any law, regulation, order, writ, injunction or decree to which Mortgagor is subject or any rules or regulations of any administrative agency which have jurisdiction over Mortgagor or over any property of Mortgagor that would have a material adverse affect on Mortgagor's business or financial condition.


               SEVERABILITY. In the event any one or more of the provisions of the Mortgage or the Note shall for any reason be invalid, illegal or unenforceable in whole or in part, then only such provision or provisions shall be deemed to be null and void and of no force or effect, but shall not affect any other provision of the Mortgage or the Note.


               ASSIGNMENT OF MORTGAGE. Upon Mortgagee's receipt of payment in full of the indebtedness evidenced by the Note and Mortgage and receipt of a $200.00 assignment processing fee to Mortgagee, Mortgagee covenants to assign the Mortgage to any new lender selected by Mortgagor on the following conditions:

                    A. The Assignment shall be in accordance with Section 275 of the Real Property Law and in a form reasonably acceptable to Mortgagee and such new lender, suitable for recording in the Monroe County Clerk's Office, but without any representation or warranty by, or recourse to, Mortgagee.

                    B. The Note shall be endorsed, without recourse, as reasonably requested by such new lender.

                    C. The Note, Mortgage and Assignment shall be delivered to such new lender.

               IN WITNESS WHEREOF, the Mortgage has been duly executed by the Mortgagor and Mortgagee, the day and year first above written.


                                        DEAL ROAD ASSOCIATES, L.P.

                                        BY:  KUSKIN ADVISORS, INC.
                                             GENERAL PARTNER

                                        By:s/Laurie Kuskin
                                           Laurie Kuskin, President



                                        FIRST NATIONAL BANK OF ROCHESTER


                                        By:s/Dorian C. Chapman
                                           Dorian C. Chapman
                                           Vice President

          STATE OF NEW JERSEY )
          COUNTY OF MONMOUTH  )    ss:

                    On this 27th day of November, 1996, before me personally came LAURIE KUSKIN, to me known and known to me to be the President of KUSKIN ADVISORS, INC. the general partner of Deal Road Associates, L.P., the partnership described in, and which executed the foregoing instrument, and who acknowledged that she executed the foregoing Instrument for and on behalf of said partnership.

                                        s/Deborah A. Maretzky
                                                Notary Public

                                        Notary Public State of New Jersey
                                          Qualified in Ocean County
                                        Commission Expires October 28, 1999



          STATE OF NEW YORK)
          COUNTY OF MONROE )  SS:

                    On this 4th day of December, 1996, before me, the subscriber, personally appeared DORIAN C. CHAPMAN, to me known, who, being by me duly sworn, did depose and say that he resides in Rochester, New York, that he is the Vice President of FIRST NATIONAL BANK OF ROCHESTER, the corporation described in, and which executed the within Instrument, and that he signed his name thereto by order of the Board of Directors.

                                        s/Samuel O. Tilton
                                           Notary Public

                                        Notary Public State of New York
                                          Qualified in Monroe County
                                        Commission Expires June 30, 1997

                                      SCHEDULE A

           Description of Mortgaged Premises is omitted from this exhibit.

                                      SCHEDULE B

                          CONSOLIDATION/SPREADING AGREEMENT

               The Mortgage is hereby consolidated, combined and made equal and coordinate in lien without priority of one over the other with certain note(s) and mortgage(s) owned and held by the Mortgagee herein and made, executed and acknowledged by the then owners of the Mortgaged Premises and described in attached Schedule C with an unpaid principal balance of $145,907.24.

               The above described mortgage(s), which may be valid liens on only a portion of the Mortgaged Premises, are hereby modified so that the liens thereof shall be spread over the whole of the Mortgaged Premises.

               The above described mortgage(s) and the Mortgage shall constitute in law but one first mortgage and a single lien upon the Mortgaged Premises for the total sum of FOUR HUNDRED THOUSAND and 00/100 DOLLARS ($400,000.00) which the Mortgagor does hereby assume, agree and bind itself to pay to the Mortgagee with interest thereon to be computed from the date hereof, or of each advance, at the rate of interest set forth in a certain Restated Mortgage Note ("Restated Note") executed by Mortgagor on even date herewith and the terms of the above-described mortgage(s) and the Mortgage and the notes which they secure, are coordinated and consolidated and extended so that the total mortgage indebtedness shall become due and payable with interest in accordance with the Restated Note.

               The terms, covenants and conditions of the Mortgage containing these consolidation provisions are hereby incorporated in and made the terms, covenants and conditions of the notes and mortgages consolidated herewith and of the Restated Note to the same effect as though originally incorporated therein, and the same shall apply to the full amount of the mortgage debt as consolidated hereby. When the terms and provisions contained herein in any way conflict with the terms and provisions contained in the notes and mortgages consolidated herewith, and of the Restated Note, the terms and provisions herein contained shall prevail, and, in the event of any overlapping terms, covenants and conditions, insofar as possible, the terms, covenants and conditions contained herein and in the notes and mortgages consolidated herewith and the Restated Note shall both be applicable. The said notes and mortgages shall otherwise remain in full force and effect and as modified by this Agreement, the notes and mortgages are hereby ratified and confirmed. If the instruments which are being consolidated herewith are bonds and mortgages, then whenever the words "Note" or "Notes" appear herein, the same shall be construed to mean "bond" or "bonds".

                            CONTINUING UNLIMITED GUARANTY


               In consideration of any extension of credit by FIRST NATIONAL BANK OF ROCHESTER, (hereinafter called "Bank") to DEAL ROAD ASSOCIATES, L.P., (hereinafter called "Customer"), either alone or with one or more persons, the undersigned does hereby (jointly and severally if the undersigned be more than one person) guarantee the full and prompt payment to said Bank, when due, whether accelerated or not, of any and all indebtedness, liabilities and obligations of every nature and kind, whether heretofore or hereafter arising of Customer to Bank, including but not limited to all currently existing indebtedness of Company to Bank, and all indebtedness of Company to Bank hereafter incurred, all of which is referred to herein as the "Indebtedness".


               1. The undersigned further (jointly and severally, if the undersigned be more than one person) agree(s) to pay all costs, expenses and reasonable attorney's fees at any time paid or incurred by the Bank in endeavoring to collect the Indebtedness or any part thereof and in and about the enforcement of this instrument.


               2. This instrument is and is intended to be a continuing guaranty for the Indebtedness (irrespective of the aggregate amount thereof, or changes in the same from time to time) to the extent above specified, independent of and in addition to any other guaranty, endorsement or security held by Bank therefor, and without right of subrogation on the part of the undersigned until the Indebtedness is paid in full. The undersigned acknowledge that this guaranty does not modify or terminate any previous guaranties executed and delivered to Bank by the undersigned or either of them, which guaranties, if any, remain in full force and effect. This guaranty shall remain in full force and effect until the Bank or its successors or assigns, shall actually receive written notice of its discontinuance or notice of the death of the undersigned and all of the Indebtedness contracted for or created before the receiving of such notice, and any extensions or renewals thereof whether made before or after the receipt of such notice, together with interest accrued thereon, shall be paid in full. In the event of the discontinuance of this guaranty as to any of the undersigned because of receipt by the Bank of notice of death or notice of discontinuance, this guaranty shall, notwithstanding, still continue and remain in full force against the survivor or survivors of the undersigned until discontinued as to them in the same manner. In the event all of the Indebtedness shall at any time, or from time to time, be satisfied, this guaranty shall, nevertheless, continue in full force and effect as to any such Indebtedness contracted for or incurred thereafter, from time to time, before receipt by Bank of written notice of discontinuance or written notice of death of the undersigned.


               3. If any default shall be made in the payment of any or all of the Indebtedness, the undersigned hereby (jointly and severally, if the undersigned be more than one person) agree(s) to pay the same without requiring protest or notice of non-payment or notice of default to the undersigned, to the Customer, or to any other person, without proof of demand and without requiring the Bank to resort first to the Customer or to any other guaranty, security or collateral which it may have or hold. The undersigned hereby waives demands of protest and notice of non-payment and protest to the undersigned, to the Customer, or to any other person; notice of acceptance hereof or assent hereto by Bank; and notice that any Indebtedness has been incurred by the Customer to Bank, and notice in the change of the terms of payment of any of the Indebtedness, including but not limited to a change in the interest rate on any or all of the Indebtedness.


               4. Upon default being made in the payment of any of the Indebtedness, the undersigned authorize(s) and empowers the Bank, in addition to its other remedies, to charge any account of the undersigned, and if the undersigned be more than one person, any account of any or all of the undersigned with the full amount then due on this guaranty and to sell, at any broker's board or at a public or private sale, (with such notice, if any, referred under the Uniform Commercial Code, to the undersigned,) any property of the undersigned (or any of them) in the possession or custody of the Bank and to apply the proceeds thereof to any balance due on this guaranty. Upon any such sale the Bank may itself purchase the whole or any part of any property sold free from any right of redemption which is expressly waived and released.


               5. The undersigned also further agree(s) that the Bank shall have the irrevocable right, in its sole discretion, with or without notice to the undersigned, either before or after the institution of bankruptcy or other legal proceedings by or against the undersigned or any of them, or before or after receipt of written notice of the death of the undersigned, or any of them, or written notice of discontinuance of any of the undersigned's liability hereunder from any of the undersigned, to extend the time given for the payment of the Indebtedness or any
          part thereof.   Bank may accept one or more renewal notes for the
          Indebtedness which shall be considered not as new obligations but as extensions of the obligations renewed, and no such extensions shall discharge or in any manner affect the liability of the undersigned, or the liability of the estate or estates of either or any of the undersigned under this guaranty.


               6. The liability of the undersigned hereunder shall not be affected or impaired by any acceptance by the Bank of security for payment of the Indebtedness, or any part thereof, or by any disposition of or failure, neglect or omission on the part of the Bank to realize upon any such security or any security at any time held by or left with the Bank for any or all of the Indebtedness, or upon which a lien may exist therefor, may be exchanged, withdrawn or surrendered from time to time or otherwise dealt with by the Bank without notice to or assent from the undersigned, to the same extent as though this guaranty had not been given. Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness, or any part thereof, and may apply the same upon principal or interest or fees or expense as it sees fit. The undersigned hereby (jointly and severally) agree(s) and consent(s) that the Bank shall have the right to make any agreement with the Customer or with any party to or any one liable for the payment of all or any of the Indebtedness or interested therein, for the compounding, compromise, discharge or release thereof, in whole or in part, for any modification or alteration of any of the terms thereof, including but not limited to, a change in the interest rate, or of any contract between the Bank and the Customer or any other party without notice to or assent from the undersigned. The Bank shall also have the right to discharge or release one or more of the undersigned from any obligation hereunder, in whole or in part, without in any way releasing, impairing or affecting its rights against the other or others of the undersigned.


               7. This guaranty is absolute and unconditional and shall not be affected by any act or thing whatsoever, except the payment in full of the Indebtedness hereby secured. This is a guaranty of payment and not collection. The failure of any other person to sign this guaranty shall not release or affect the liability of any signer hereof. This guaranty has been unconditionally delivered to Bank by each of the persons who have signed it.


               8. If a claim is made upon Bank at any time for repayment or recovery of any amount of the Indebtedness, or other value received by Bank from any source, in payment of or on account of any of the Indebtedness, and Bank repays or otherwise becomes liable for all or any part of such claim by reason of (a) any judgment, decree, or order of any court or administrative body, or (b) any settlement or compromise of such claim or claims, the undersigned shall remain liable to Bank hereunder for the amount so repaid or for which Bank is otherwise liable, to the same extent as if any such amounts had not been received by Bank, notwithstanding any return or destruction of the original of this guaranty, or termination hereof or cancellation of any note, bond or other obligation which evidences all or a portion of the Indebtedness.


               9. The undersigned unconditionally agrees that he will not assert, and he does hereby waive, any right he may have against Customer for indemnity, subrogation, reimbursement, contribution, or any other claim to Customer's assets, thereby relinquishing any right he may have to be a creditor of Customer.


               10. This document is the final expression of this guaranty of the undersigned in favor of Bank, and is the complete and exclusive statement of the terms of this guaranty. No course of prior dealings between the undersigned and Bank, nor any usage of trade, nor any parol or extrinsic evidence of any nature or kind, shall be used or be relevant to supplement, explain or modify this guaranty.


               11. All payments of principal or interest made on the Indebtedness by the Customer to the Bank shall be deemed to have been made as agent for the undersigned for the purpose of tolling or renewing the Statute of Limitations.


               12. This guaranty and every part hereof shall be binding (jointly and severally) upon the undersigned and the heirs, legal representatives, successors and assigns of the undersigned, and shall inure to the benefit of the Bank, its successors and assigns.


               13. This instrument cannot be changed or modified or discharged in whole or in part, orally, and shall be governed by New York law. Any litigation involving this guaranty shall, at Bank's option, be tried only in a court of competent jurisdiction located in Monroe County, New York.


               14. All obligations of the undersigned under this guaranty are joint and several.


               IN WITNESS WHEREOF the undersigned has signed and sealed this instrument at Ocean, New Jersey, as of the 3rd day of December, 1996


                                        s/Laurie Kuskin
                                          (L.S.)
                                        Laurie Kuskin


          STATE OF NEW JERSEY   )
          COUNTY OF MONMOUTH    )  SS:

                    On this 27th day of November, 1996, before me personally appeared LAURIE KUSKIN, to me personally known and known to me to be the same person described in and who executed the within Guaranty, and he duly acknowledged to me that he executed the same.

                                        s/Deborah A. Maretzky
                                             Notary Public


                                        Notary Public State of New Jersey
                                          Qualified in Ocean County
                                        Commission Expires October 28, 1999

                            CONTINUING UNLIMITED GUARANTY


               In consideration of any extension of credit by FIRST NATIONAL BANK OF ROCHESTER, (hereinafter called "Bank") to DEAL ROAD ASSOCIATES, L.P., (hereinafter called "Customer"), either alone or with one or more persons, the undersigned does hereby (jointly and severally if the undersigned be more than one person) guarantee the full and prompt payment to said Bank, when due, whether accelerated or not, of any and all indebtedness, liabilities and obligations of every nature and kind, whether heretofore or hereafter arising of Customer to Bank, including but not limited to all currently existing indebtedness of Company to Bank, and all indebtedness of Company to Bank hereafter incurred, all of which is referred to herein as the "Indebtedness".


               1. The undersigned further (jointly and severally, if the undersigned be more than one person) agree(s) to pay all costs, expenses and reasonable attorney's fees at any time paid or incurred by the Bank in endeavoring to collect the Indebtedness or any part thereof and in and about the enforcement of this instrument.


               2. This instrument is and is intended to be a continuing guaranty for the Indebtedness (irrespective of the aggregate amount thereof, or changes in the same from time to time) to the extent above specified, independent of and in addition to any other guaranty, endorsement or security held by Bank therefor, and without right of subrogation on the part of the undersigned until the Indebtedness is paid in full. The undersigned acknowledge that this guaranty does not modify or terminate any previous guaranties executed and delivered to Bank by the undersigned or either of them, which guaranties, if any, remain in full force and effect. This guaranty shall remain in full force and effect until the Bank or its successors or assigns, shall actually receive written notice of its discontinuance or notice of the death of the undersigned and all of the Indebtedness contracted for or created before the receiving of such notice, and any extensions or renewals thereof whether made before or after the receipt of such notice, together with interest accrued thereon, shall be paid in full. In the event of the discontinuance of this guaranty as to any of the undersigned because of receipt by the Bank of notice of death or notice of discontinuance, this guaranty shall, notwithstanding, still continue and remain in full force against the survivor or survivors of the undersigned until discontinued as to them in the same manner. In the event all of the Indebtedness shall at any time, or from time to time, be satisfied, this guaranty shall, nevertheless, continue in full force and effect as to any such Indebtedness contracted for or incurred thereafter, from time to time, before receipt by Bank of written notice of discontinuance or written notice of death of the undersigned.


               3. If any default shall be made in the payment of any or all of the Indebtedness, the undersigned hereby (jointly and severally, if the undersigned be more than one person) agree(s) to pay the same without requiring protest or notice of non-payment or notice of default to the undersigned, to the Customer, or to any other person, without proof of demand and without requiring the Bank to resort first to the Customer or to any other guaranty, security or collateral which it may have or hold. The undersigned hereby waives demands of protest and notice of non-payment and protest to the undersigned, to the Customer, or to any other person; notice of acceptance hereof or assent hereto by Bank; and notice that any Indebtedness has been incurred by the Customer to Bank, and notice in the change of the terms of payment of any of the Indebtedness, including but not limited to a change in the interest rate on any or all of the Indebtedness.


               4. Upon default being made in the payment of any of the Indebtedness, the undersigned authorize(s) and empowers the Bank, in addition to its other remedies, to charge any account of the undersigned, and if the undersigned be more than one person, any account of any or all of the undersigned with the full amount then due on this guaranty and to sell, at any broker's board or at a public or private sale, (with such notice, if any, referred under the Uniform Commercial Code, to the undersigned,) any property of the undersigned (or any of them) in the possession or custody of the Bank and to apply the proceeds thereof to any balance due on this guaranty. Upon any such sale the Bank may itself purchase the whole or any part of any property sold free from any right of redemption which is expressly waived and released.


               5. The undersigned also further agree(s) that the Bank shall have the irrevocable right, in its sole discretion, with or without notice to the undersigned, either before or after the institution of bankruptcy or other legal proceedings by or against the undersigned or any of them, or before or after receipt of written notice of the death of the undersigned, or any of them, or written notice of discontinuance of any of the undersigned's liability hereunder from any of the undersigned, to extend the time given for the payment of the Indebtedness or any
          part thereof.   Bank may accept one or more renewal notes for the
          Indebtedness which shall be considered not as new obligations but as extensions of the obligations renewed, and no such extensions shall discharge or in any manner affect the liability of the undersigned, or the liability of the estate or estates of either or any of the undersigned under this guaranty.

               6. The liability of the undersigned hereunder shall not be affected or impaired by any acceptance by the Bank of security for payment of the Indebtedness, or any part thereof, or by any disposition of or failure, neglect or omission on the part of the Bank to realize upon any such security or any security at any time held by or left with the Bank for any or all of the Indebtedness, or upon which a lien may exist therefor, may be exchanged, withdrawn or surrendered from time to time or otherwise dealt with by the Bank without notice to or assent from the undersigned, to the same extent as though this guaranty had not been given. Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness, or any part thereof, and may apply the same upon principal or interest or fees or expense as it sees fit. The undersigned hereby (jointly and severally) agree(s) and consent(s) that the Bank shall have the right to make any agreement with the Customer or with any party to or any one liable for the payment of all or any of the Indebtedness or interested therein, for the compounding, compromise, discharge or release thereof, in whole or in part, for any modification or alteration of any of the terms thereof, including but not limited to, a change in the interest rate, or of any contract between the Bank and the Customer or any other party without notice to or assent from the undersigned. The Bank shall also have the right to discharge or release one or more of the undersigned from any obligation hereunder, in whole or in part, without in any way releasing, impairing or affecting its rights against the other or others of the undersigned.


               7. This guaranty is absolute and unconditional and shall not be affected by any act or thing whatsoever, except the payment in full of the Indebtedness hereby secured. This is a guaranty of payment and not collection. The failure of any other person to sign this guaranty shall not release or affect the liability of any signer hereof. This guaranty has been unconditionally delivered to Bank by each of the persons who have signed it.


               8. If a claim is made upon Bank at any time for repayment or recovery of any amount of the Indebtedness, or other value received by Bank from any source, in payment of or on account of any of the Indebtedness, and Bank repays or otherwise becomes liable for all or any part of such claim by reason of (a) any judgment, decree, or order of any court or administrative body, or (b) any settlement or compromise of such claim or claims, the undersigned shall remain liable to Bank hereunder for the amount so repaid or for which Bank is otherwise liable, to the same extent as if any such amounts had not been received by Bank, notwithstanding any return or destruction of the original of this guaranty, or termination hereof or cancellation of any note, bond or other obligation which evidences all or a portion of the Indebtedness.


               9. The undersigned unconditionally agrees that he will not assert, and he does hereby waive, any right he may have against Customer for indemnity, subrogation, reimbursement, contribution, or any other claim to Customer's assets, thereby relinquishing any right he may have to be a creditor of Customer.


               10. This document is the final expression of this guaranty of the undersigned in favor of Bank, and is the complete and exclusive statement of the terms of this guaranty. No course of prior dealings between the undersigned and Bank, nor any usage of trade, nor any parol or extrinsic evidence of any nature or kind, shall be used or be relevant to supplement, explain or modify this guaranty.


               11. All payments of principal or interest made on the Indebtedness by the Customer to the Bank shall be deemed to have been made as agent for the undersigned for the purpose of tolling or renewing the Statute of Limitations.


               12. This guaranty and every part hereof shall be binding (jointly and severally) upon the undersigned and the heirs, legal representatives, successors and assigns of the undersigned, and shall inure to the benefit of the Bank, its successors and assigns.


               13. This instrument cannot be changed or modified or discharged in whole or in part, orally, and shall be governed by New York law. Any litigation involving this guaranty shall, at Bank's option, be tried only in a court of competent jurisdiction located in Monroe County, New York.


               14. All obligations of the undersigned under this guaranty are joint and several.


               IN WITNESS WHEREOF the undersigned has signed and sealed this instrument at Belmar, New Jersey, as of the 3rd day of December, 1996


                                        s/Gary Kuskin
                                           (L.S.)
                                        Gary Kuskin


          STATE OF NEW JERSEY   )
          COUNTY OF MONMOUTH    )  SS:

                    On this 27th day of November, 1996, before me personally appeared GARY KUSKIN, to me personally known and known to me to be the same person described in and who executed the within Guaranty, and he duly acknowledged to me that he executed the same.

                                        s/Deborah A. Maretzky
                                             Notary Public

                                        Notary Public State of New Jersey
                                          Qualified in Ocean County
                                        Commission Expires October 28, 1999